                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR
   Certified Shareholder Report of Registered Management Investment Companies

                                    811-4539
                      (Investment Company Act File Number)

                    Federated Adjustable Rate Securities Fund
         _______________________________________________________________

               (Exact Name of Registrant as Specified in Charter)

                                 Federated Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000

                                 (412) 288-1900
                         (Registrant's Telephone Number)

                           John W. McGonigle, Esquire
                            Federated Investors Tower
                               1001 Liberty Avenue
                       Pittsburgh, Pennsylvania 15222-3779
                     (Name and Address of Agent for Service)
                (Notices should be sent to the Agent for Service)

                        Date of Fiscal Year End: 8/31/03

               Date of Reporting Period: Fiscal year ended 8/31/03

Item 1.     Reports to Stockholders

Federated Investors
World-Class Investment Manager

Federated Adjustable Rate Securities Fund

ANNUAL SHAREHOLDER REPORT

August 31, 2003

FINANCIAL HIGHLIGHTS

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FINANCIAL STATEMENTS

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

BOARD OF TRUSTEES AND FUND OFFICERS

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Financial Highlights -- Institutional Shares

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$9.63	$9.59	$9.50	$9.51	$9.67
Income From Investment Operations:
Net investment income	0.21	0.35	0.57	0.55	0.51
Net realized and unrealized gain (loss) on investments	(0.04)	0.04	0.09	(0.02)	(0.16)

TOTAL FROM INVESTMENT OPERATIONS	0.17	0.39	0.66	0.53	0.35

Less Distributions:
Distributions from net investment income	(0.21)	(0.35)	(0.57)	(0.54)	(0.51)

Net Asset Value, End of Period	$9.59	$9.63	$9.59	$9.50	$9.51

Total Return[1]	1.76%	4.09%	7.18%	5.77%	3.74%

Ratios to Average Net Assets:

Expenses	0.61%	0.61%	0.58%	0.57%	0.55%

Net investment income	2.18%	3.58%	6.00%	5.75%	5.28%

Expense waiver/reimbursement[2]	0.39%	0.40%	0.42%	0.46%	0.45%

Supplemental Data:

Net assets, end of period (000 omitted)	$362,518	$336,567	$241,461	$283,706	$384,011

Portfolio turnover	72%	64%	38%	73%	83%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Institutional Service Shares

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$9.63	$9.59	$9.50	$9.51	$9.67
Income From Investment Operations:
Net investment income	0.19	0.32	0.55	0.52	0.48
Net realized and unrealized gain (loss) on investments	(0.05)	0.04	0.09	(0.01)	(0.15)

TOTAL FROM INVESTMENT OPERATIONS	0.14	0.36	0.64	0.51	0.33

Less Distributions:
Distributions from net investment income	(0.18)	(0.32)	(0.55)	(0.52)	(0.49)

Net Asset Value, End of Period	$9.59	$9.63	$9.59	$9.50	$9.51

Total Return[1]	1.51%	3.83%	6.91%	5.50%	3.49%

Ratios to Average Net Assets:

Expenses	0.86%	0.86%	0.83%	0.82%	0.80%

Net investment income	1.93%	3.31%	5.72%	5.51%	5.03%

Expense waiver/reimbursement[2]	0.39%	0.40%	0.42%	0.46%	0.45%

Supplemental Data:

Net assets, end of period (000 omitted)	$80,248	$54,472	$34,266	$28,396	$33,376

Portfolio turnover	72%	64%	38%	73%	83%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Management's Discussion of Fund Performance

Federated Adjustable Rate Securities Fund (the "Fund") invests at least 80% of total assets in adjustable and floating rate securities. The fund's objective is to provide current income consistent with minimum volatility of principal. Standard & Poor's has assigned the fund a AAAf credit rating.1

Fixed income markets faced numerous sources of uncertainty over the past year. The pace of economic growth, build-up to and commencement of the Iraq war and the Federal Reserve Board's (the "Fed") unprecedented talk of deflation gave investors considerable issues to ponder. War and the uncertainties associated with armed conflict dominated headlines throughout. Not surprisingly, both consumers and businesses were hesitant to spend and invest in such an unpredictable environment. The rate of economic expansion remained subdued and in question as a result. Additionally, the Fed acknowledged the risk, although admittedly small, of deflationary pressures. In light of sluggish growth and deflationary risk, Federal Funds were reduced 75 basis points to 1.00%.

Treasury yields trended lower for the greater part of the year, reaching a 45-year low in June 2003. Yields reversed course and moved higher, however, as the outlook improved with cessation of major combat in Iraq. Longer maturity Treasury yields ended the period slightly higher while two-year and shorter maturities were lower. Two-year Treasury yields decreased 16 basis points to 1.97% at period-end while ten-year maturity yields increased 0.32% to 4.64%. Treasury yield movements had significant implications for the adjustable rate mortgage (ARM) market.

Refinance activity, as measured by the Mortgage Bankers Association's (MBA's) refinance index, declined on a year-over-year basis. However, such a year-over-year snapshot comparison would be misleading, to say the least. In fact, as Treasury yields declined to historically low levels in June, the MBA refinance index soared to a new height, eclipsing the previous record set in November 2002 by over 40%. Refinance activity was a substantial stabilizer for the economy as homeowners reduced borrowing costs and extracted equity from their homes via cash-out refinancings, resulting in greater discretionary income.

1 An AAAf rating indicates the fund's portfolio holdings and counterparties provide extremely strong protection against losses from credit defaults. Ratings do not remove market risks and are subject to change.

While historically low yields resulted in record refinance activity, most notably for fixed-rate mortgages, the steepening of the yield curve--longer term rates increased while shorter maturity yields declined--was a positive development for adjustable rate mortgage-backed securities (MBS). Because ARMs typically use an index based on the short-end of the maturity spectrum, the fully-indexed ARM rate was significantly below that of the available 30-year fixed rate. Specifically, the fully indexed borrower coupon (one-year Constant Maturity Treasury Index plus 2.75% gross margin), averaged nearly 2% below the 30-year fixed rate. Lacking the ARM-to-fixed-rate refinance incentive, the environment was relatively favorable for ARMs in comparison to fixed rate MBS.

With multiple sources of economic stimulus and an ARM-friendly environment, the ARM pass-through allocation was increased. From an economic standpoint, greater government spending, tax cuts and an accommodative Fed pointed towards recovery. The combination of expansionary fiscal and monetary policies along with historically low yields resulted in a conservative market view. Consequently, 90% of fund assets were invested in adjustable rate assets.

The fund's net total return for the Institutional Shares and Institutional Service Shares for the year ended August 31, 2003 was 1.76% and 1.51%,2 respectively, compared to 1.95% for the unmanaged Merrill Lynch 1-year U.S. Treasury Note Index.3

2 Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

3 The Merrill Lynch 1-Year Treasury Note Index is an unmanaged index tracking 1-year U.S. government securities. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc. Investments cannot be made in an index.

GROWTH OF $25,000 INVESTMENT -- INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $25,0001 in the Federated Adjustable Rate Securities Fund (Institutional Shares) (the "Fund") from August 31, 1993 to August 31, 2003 compared to the Merrill Lynch 1-Year U.S. Treasury Note Index (ML1T).2

Average Annual Total Returns for the Period Ended 8/31/2003
1 Year	1.76%
5 Years	4.49%
10 Years	4.80%
Start of Performance (12/3/1985)	6.03%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The ML1T has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The ML1T is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and investments cannot be made in an index.

GROWTH OF $25,000 INVESTMENT -- INSTITUTIONAL SERVICE SHARES

The graph below illustrates the hypothetical investment of $25,0001 in the Federated Adjustable Rate Securities Fund (Institutional Service Shares) (the "Fund") from August 31, 1993 to August 31, 2003 compared to the Merrill Lynch 1-Year U.S. Treasury Note Index (ML1T).2

Average Annual Total Returns for the Period Ended 8/31/2003
1 Year	1.51%
5 Years	4.23%
10 Years	4.54%
Start of performance (4/25/1992)	4.60%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The ML1T has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The ML1T is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and investments cannot be made in an index.

Portfolio of Investments

August 31, 2003

Principal Amount			Value
		MORTGAGE BACKED SECURITIES--6.3%
$13,180,904		Federal Home Loan Mortgage Corp., 5.000%, 7/1/2018	$13,226,246
5,310,611		Federal National Mortgage Association, 5.000%, 5/1/2018 - 6/1/2018	5,328,880
4,745,851		Federal National Mortgage Association, 5.500%, 3/1/2018	4,848,172
3,930,465		Federal National Mortgage Association, 7.000%, 10/1/2032	4,141,727
12,610		Federal National Mortgage Association, 12.000%, 3/1/2013	14,206
128,698		Government National Mortgage Association, 8.500%, 1/15/2030	140,442

		TOTAL MORTGAGE BACKED SECURITIES (IDENTIFIED COST $27,918,381)	27,699,673

		ADJUSTABLE RATE MORTGAGES--63.5%
		Federal Home Loan Mortgage Corp. ARM--16.3%
1,038,446		2.623%, 1/1/2023	1,057,574
7,601,874		3.537%, 9/1/2028	7,836,314
5,771,126		3.619%, 2/1/2029	5,944,317
8,147,854		3.623%, 7/1/2027	8,399,949
4,967,252		3.681%, 2/1/2031	5,140,063
4,208,844		3.784%, 7/1/2030	4,335,993
3,783,199		3.855%, 9/1/2030	3,889,621
4,687,277		3.861%, 4/1/2029	4,824,099
14,282,106		3.891%, 7/1/2021	14,728,565
8,738,695		3.914%, 4/1/2029	9,030,917
4,126,143		4.020%, 2/1/2022	4,253,806
849,808		4.190%, 7/1/2026	872,150
1,214,318		4.328%, 3/1/2030	1,247,033
634,304		5.795%, 9/1/2020	652,343

		TOTAL	72,212,744

		Federal National Mortgage Association ARM--33.4%
6,847,413		2.308%, 5/1/2027	7,009,970
16,402,180		2.601%, 5/1/2027	16,822,404
22,250,451		2.849%, 6/1/2040 - 9/1/2040	22,545,835
1,740,599		3.380%, 5/1/2018	1,761,939
893,747		3.386%, 5/1/2018	904,633
7,187,105		3.458%, 3/1/2033	7,292,756
Principal Amount			Value
		ADJUSTABLE RATE MORTGAGES--continued
		Federal National Mortgage Association ARM--continued
$1,479,563		3.472%, 1/1/2020	$1,484,046
7,231,797		3.584%, 4/1/2019	7,328,342
4,823,909		3.617%, 2/1/2025	4,957,869
2,434,416		3.687%, 9/1/2021	2,515,823
1,389,395		3.711%, 2/1/2020	1,435,856
4,574,085		3.743%, 1/1/2026	4,715,378
2,126,640		3.753%, 2/1/2021	2,197,755
8,728,887		3.760%, 1/1/2032	8,972,773
4,650,442		3.764%, 4/1/2030	4,807,348
1,493,682		3.798%, 10/1/2016	1,540,061
21,970,138		3.802%, 12/1/2032	22,684,388
2,259,647		3.833%, 7/1/2027	2,319,279
1,623,810		3.861%, 9/1/2018	1,671,696
1,389,722		3.873%, 2/1/2019	1,434,902
3,726,741		3.918%, 10/1/2025	3,872,829
1,218,721		3.923%, 5/1/2018	1,255,295
3,500,746		4.019%, 5/1/2036	3,548,286
3,047,753		4.135%, 5/1/2036	3,090,208
5,760,822		4.170%, 3/1/2029	5,833,754
2,562,923		4.250%, 5/1/2036	2,598,804
1,682,071		4.500%, 11/1/2027	1,730,448
440,820		5.253%, 3/1/2029	453,498
1,214,109		6.420%, 10/1/2028	1,245,603

		TOTAL	148,031,778

		Government National Mortgage Association ARM--13.8%
23,764,105		3.500%, 5/20/2029 - 6/20/2033	23,939,228
14,742,677		4.000%, 7/20/2031 - 9/20/2031	14,873,810
697,789		4.250%, 1/20/2030	711,514
5,444,099		4.375%, 1/20/2022 - 3/20/2023	5,589,665
9,182,473		4.500%, 1/20/2031 - 10/20/2032	9,372,426
1,254,699		5.500%, 10/20/2029	1,290,345
1,099,249		5.625%, 11/20/2023	1,135,656
3,926,526		5.750%, 7/20/2023 - 7/20/2024	4,039,776

		TOTAL	60,952,420

		TOTAL ADJUSTABLE RATE MORTGAGES (IDENTIFIED COST $281,162,942)	281,196,942

Principal Amount			Value
		COLLATERALIZED MORTGAGE OBLIGATIONS--25.6%
		Collateralized Mortgage Obligation--5.6%
$2,763,734		Bank of America Mortgage Securities 2002-C, 5.512%, 5/25/2032	$2,810,220
3,911,660		Bank of America Mortgage Securities 2003-2, 1.610%, 4/25/2018	3,928,582
3,316,535		Bank of America Mortgage Securities 2003-A, 3.234%, 2/25/2033	3,306,604
679,606		Countrywide Home Loans 1998-17, 6.500%, 11/25/2013	693,899
4,018,915		Residential Accredit Loans, Inc. 2002-QS5, 1.510%, 4/25/2032	4,024,541
6,310,257		Residential Asset Securitization Trust 2003-A1, 1.600%, 3/25/2033	6,290,285
3,991,699		Washington Mutual 2003-AR1, 2.920%, 3/25/2033	4,002,385

		TOTAL	25,056,516

		Federal Home Loan Mortgage Corp. REMIC--5.6%
15,042,185		Series 2571-FB, 1.460%, 2/15/2018	15,151,240
2,486,686		Series 2396-FM, 1.560%, 12/15/2031	2,495,166
3,632,932		Series 2451-FB, 1.660%, 3/15/2032	3,644,848
2,143,322		Series 2396-FL, 1.710%, 12/15/2031	2,154,767
1,218,467		Series 1334-D, 6.000%, 8/15/2007	1,260,443

		TOTAL	24,706,464

		Federal National Mortgage Association REMIC--11.4%
14,346,596		Series 2003-67-TF, 1.510%, 8/25/2017	14,381,458
2,972,718		Series 2002-58-LF, 1.510%, 1/25/2029	2,976,581
2,990,407		Series 2002-50-FH, 1.510%, 12/25/2029	3,009,566
6,919,050		Series 2001-46-F, 1.510%, 9/18/2031	6,925,070
4,781,621		Series 2002-82-FK, 1.560%, 10/25/2031	4,806,601
10,572,157		Series 2002-52-FG, 1.610%, 9/25/2032	10,624,700
2,079,347		Series 2003-24-FA, 1.610%, 4/25/2033	2,085,563
5,358,994		Series 1995-17-B, 3.333%, 2/25/2025	5,566,790

		TOTAL	50,376,329

		Government National Mortgage Association REMIC--3.0%
1,045,467		Series 2002-30-FW, 1.460%, 8/20/2027	1,046,793
2,050,544		Series 2001-21-FB, 1.510%, 1/16/2027	2,056,573
5,599,093		Series 2002-92-EF, 1.510%, 2/20/2029	5,612,112
1,595,581		Series 2002-51-FA, 1.510%, 5/20/2032	1,597,432
3,086,836		Series 1999-43-FA, 1.560%, 11/16/2029	3,088,749

		TOTAL	13,401,659

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $113,155,037)	113,540,968

Principal Amount or Shares			Value
		U.S. TREASURY--1.1%
$4,635,080		United States Treasury Inflation Index, 3.375%, 1/15/2007 (IDENTIFIED COST $5,024,196)	$5,021,831

		MUTUAL FUND--7.0%
31,152,109	[1]	Government Obligations Fund (at net asset value)	31,152,109

		TOTAL INVESTMENTS--103.5% (IDENTIFIED COST $458,412,665)[2]	458,611,523

		OTHER ASSETS AND LIABILITIES - NET--(3.5)%	(15,845,586)

		TOTAL NET ASSETS--100%	$442,765,937

1 Affiliated company.

2 The cost of investments for federal tax purposes amounts to $458,412,665.

Note: The categories of investments are shown as a percentage of total net assets at August 31, 2003.

The following acronyms are used throughout this portfolio:

ARM	--Adjustable Rate Mortgage
REMIC	--Real Estate Mortgage Investment Conduit

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

August 31, 2003

Assets:
Total investments in securities, at value including $31,152,109 of investments in affiliated issuers (identified cost $458,412,665)		$458,611,523
Income receivable		3,708,435
Receivable for shares sold		1,602,850

TOTAL ASSETS		463,922,808

Liabilities:
Payable for investments purchased	$15,046,114
Payable for shares redeemed	5,710,190
Income distribution payable	349,583
Payable for transfer agent and dividend disbursing agent fees and expenses (Note 5)	6,974
Payable for portfolio accounting fees (Note 5)	10,208
Payable for shareholder services fee (Note 5)	17,095
Accrued expenses	16,707

TOTAL LIABILITIES		21,156,871

Net assets for 46,182,279 shares outstanding		$442,765,937

Net Assets Consist of:
Paid in capital		$455,524,868
Net unrealized appreciation of investments		198,858
Accumulated net realized loss on investments		(12,984,969)
Undistributed net investment income		27,180

TOTAL NET ASSETS		$442,765,937

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
$362,517,854 ÷ 37,811,790 shares outstanding		$9.59

Institutional Service Shares:
$80,248,083 ÷ 8,370,489 shares outstanding		$9.59

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended August 31, 2003

Investment Income:
Dividends (received from affiliated issuers)			$263,466
Interest			11,940,421

TOTAL INCOME			12,203,887

Expenses:
Investment adviser fee (Note 5)		$2,626,885
Administrative personnel and services fee (Note 5)		329,236
Custodian fees		39,865
Transfer and dividend disbursing agent fees and expenses (Note 5)		58,101
Directors'/Trustees' fees		13,177
Auditing fees		16,156
Legal fees		3,726
Portfolio accounting fees (Note 5)		104,348
Distribution services fee--Institutional Service Shares (Note 5)		138,340
Shareholder services fee--Institutional Shares (Note 5)		956,196
Shareholder services fee--Institutional Service Shares (Note 5)		138,340
Share registration costs		52,263
Printing and postage		29,654
Insurance premiums		1,867
Miscellaneous		11,806

TOTAL EXPENSES		4,519,960

Waivers and Reimbursement (Note 5):
Waiver/reimbursement of investment adviser fee	$(572,763)
Waiver of transfer and dividend disbursing agent fees and expenses	(22,208)
Waiver of distribution services fee--Institutional Service Shares	(138,340)
Waiver of shareholder services fee--Institutional Shares	(956,196)

TOTAL WAIVERS AND REIMBURSEMENT		(1,689,507)

Net expenses			2,830,453

Net investment income			9,373,434

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			17,063
Net change in unrealized appreciation of investments			(1,668,762)

Net realized and unrealized loss on investments			(1,651,699)

Change in net assets resulting from operations			$7,721,735

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended August 31	2003	2002
Increase (Decrease) in Net Assets
Operations:
Net investment income	$9,373,434	$12,483,420
Net realized gain on investments	17,063	154,450
Net change in unrealized appreciation/depreciation of investments	(1,668,762)	931,721

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	7,721,735	13,569,591

Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(8,220,950)	(11,131,635)
Institutional Service Shares	(1,052,822)	(1,330,486)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(9,273,772)	(12,462,121)

Share Transactions:
Proceeds from sale of shares	481,202,815	260,928,725
Net asset value of shares issued to shareholders in payment of distributions declared	4,355,091	5,100,691
Cost of shares redeemed	(432,278,784)	(151,825,557)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	53,279,122	114,203,859

Change in net assets	51,727,085	115,311,329

Net Assets:
Beginning of period	391,038,852	275,727,523

End of period (including undistributed net investment income and distributions in excess of net investment income of $27,180 and $(72,482), respectively)	$442,765,937	$391,038,852

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

August 31, 2003

1. ORGANIZATION

Federated Adjustable Rate Securities Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers two classes of shares: Institutional Shares and Institutional Service Shares. The investment objective of the Fund is to provide current income consistent with minimal volatility of principal. Effective July 31, 2002, the Board of Trustees approved a change in the name of the Fund from Federated ARMs Fund to Federated Adjustable Rate Securities Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America.

Investment Valuation

U.S. government and agency securities and other fixed income and asset backed securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end registered investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discounts are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

Year Ended August 31	2003		2002
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	35,067,114	$337,486,272	21,348,822	$205,444,520
Shares issued to shareholders in payment of distributions declared	383,167	3,687,895	459,498	4,424,214
Shares redeemed	(32,602,327)	(313,963,548)	(12,023,448)	(115,738,087)

NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	2,847,954	$27,210,619	9,784,872	$94,130,647

Year Ended August 31	2003		2002
Institutional Service Shares:	Shares	Amount	Shares	Amount
Shares sold	14,941,192	$143,716,543	5,766,062	$55,484,205
Shares issued to shareholders in payment of distributions declared	69,338	667,196	70,266	676,477
Shares redeemed	(12,298,866)	(118,315,236)	(3,750,615)	(36,087,470)

NET CHANGE RESULTING FROM INSTITUTIONAL SERVICE SHARE TRANSACTIONS	2,711,664	$26,068,503	2,085,713	$20,073,212

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	5,559,618	$53,279,122	11,870,585	$114,203,859

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to some expired capital loss carryforwards.

For the year ended August 31, 2003, permanent differences identified and reclassified among the components of net assets were as follows:

Paid-In Capital	Accumulated Net Realized Loss
$(57,153,394)	$57,153,394

Net investment income, net realized gains (losses) were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2003 and 2002 was as follows:

	2003	2002
Ordinary income	$9,273,772	$12,462,121

As of August 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$ 376,762

Unrealized appreciation/depreciation	$ 198,858

Capital loss carryforward	$12,938,410

At August 31, 2003, the cost of investments for federal tax purposes amounts to $458,412,665. The net unrealized appreciation of investments for federal tax purposes was $198,858. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,470,931 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,272,073.

At August 31, 2003, the Fund had a capital loss carryforward of $12,938,410 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2004	$8,689,597

2008	$ 2,279,774

2009	$1,969,039

Under current tax regulations, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year. As of August 31, 2003, for federal income tax purposes, post-October losses of $46,558 were deferred to September 1, 2003.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive/reimburse any portion of its fee. The Adviser can modify or terminate this voluntary waiver/reimbursement at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Government Obligations Fund which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Income distributions earned by the Fund are recorded as income in the accompanying financial statements and totaled $263,466 for the period.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement ("Agreement"), provides the Fund with administrative personnel and services. The fee paid to FServ is based on the aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $250 million
0.125%	on the next $250 million
0.100%	on the next $250 million
0.075%	on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of Shares.

On August 22, 2003 the Directors'/Trustees' approved a new Agreement. Effective November 1, 2003, the fee paid to FServ will be based on the aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares.

FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Institutional Service Shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Institutional Service Shares, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses. FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions) for the year ended August 31, 2003, were as follows:

Purchases	$38,030,872

Sales	$49,909,556

Report of Ernst & Young LLP, Independent Auditors

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF FEDERATED ADJUSTABLE RATE SECURITIES FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Adjustable Rate Securities Fund (the "Fund") as of August 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Adjustable Rate Securities Fund at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Boston, Massachusetts
October 13, 2003

Board of Trustees and Fund Officers

The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e.,"Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 44 investment companies (comprising 138 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--four portfolios; WesMark Funds--five portfolios; and Golden Oak® Family of Funds--seven portfolios. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: May 1985	Principal Occupations: Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: July 1999

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1987

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: October 1995

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 1991

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 1991

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: July 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: May 1985

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: July 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) and Previous Position(s)
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT Began serving: June 1995

Principal Occupations: Executive Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: President and Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: June 1995	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: November 1998	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: May 1985

Principal Occupations: Vice Chairman or President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER Began serving: November 1998

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Todd A. Abraham Birth Date: February 10, 1966 VICE PRESIDENT Began serving: November 1998

Todd A. Abraham has been the Fund's Portfolio Manager since August 1995. He is Vice President of the Fund. Mr. Abraham has been a Portfolio Manager since 1995 and a Vice President of the Fund's Adviser since 1997. Mr. Abraham joined Federated in 1993 as an Investment Analyst and served as Assistant Vice President from 1995 to 1997. Mr. Abraham served as a Portfolio Analyst at Ryland Mortgage Co. from 1992-1993. Mr. Abraham is a Chartered Financial Analyst and received his M.B.A. in Finance from Loyola College.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. This information is also available from the EDGAR database on the SEC's Internet site at http//www.sec.gov.

Federated Investors
World-Class Investment Manager

Federated Adjustable Rate Securities Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 314082108
Cusip 314082207

Federated is a registered mark of Federated Investors, Inc. 2003 ©Federated Investors, Inc.

28996 (10/03)

Item 2.     Code of Ethics

     As of the end of the period  covered by this  report,  the  registrant  has adopted a code of ethics (the "Section 406 Standards for Investment  Companies -
Ethical Standards for Principal Executive and Financial  Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer;
the  registrant's  Principal  Financial  Officer  also  serves as the  Principal
Accounting Officer.

     The registrant  hereby  undertakes to provide any person,  without  charge, upon  request,  a copy of the code of  ethics.  To request a copy of the code of ethics,  contact the  registrant  at  1-800-341-7400,  and ask for a copy of the
Section 406 Standards for Investment Companies - Ethical Standards for Principal
Executive and Financial Officers.

Item 3.     Audit Committee Financial Expert

     The registrant's Board has determined that each member of the Board's Audit
Committee is an "audit committee financial expert," and that each such member is
"independent,"  for purposes of this Item. The Audit  Committee  consists of the following  Board members:  Thomas G. Bigley,  John T. Conroy,  Jr.,  Nicholas P.
Constantakis and Charles F. Mansfield, Jr.

Item 4.   Principal Accountant Fees and Services

          Not Applicable

Item 5    Audit Committee of Listed Registrants

          Not Applicable

Item 6    [Reserved]

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End
          Management Investment Companies

          Not Applicable

Item 8.   [Reserved]

Item 9.   Controls and Procedures

     (a) The  registrant's  President  and  Treasurer  have  concluded  that the registrant's  disclosure  controls and  procedures  (as defined in rule 30a-3(c)
under the Act) are effective in design and operation and are  sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure  controls and procedures  within 90 days of the filing date of this report on Form N-CSR.

     (b)  There  were no  changes  in the  registrant's  internal  control  over financial reporting (as defined in rule 30a-3(d) under the Act), or the internal control over financial reporting of its service providers during the last fiscal half year (the  registrant's  second half year in the case of an annual  report)
that have materially  affected,  or are reasonably likely to materially  affect, the registrant's internal control over financial reporting.

Item 10.  Exhibits

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant  Federated Adjustable Rate Securities Fund

By          /S/ Richard J. Thomas, Principal Financial Officer

Date        October 23, 2003

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By          /S/ J. Christopher Donahue, Principal Executive Officer

Date        October 23, 2003

By          /S/ Richard J. Thomas, Principal Financial Officer

Date         October 23, 2003